UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2013

MICREL,   INCORPORATED
(Exact name of Registrant as specified in its charter)

California	94-2526744
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2180 Fortune Drive, San Jose, CA       95131
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: (408) 944-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)	Dismissal of Previous Independent Registered Public Accounting Firm
On March 21, 2013, the Audit Committee of the Board of Directors (the “Audit Committee”) of Micrel, Incorporated (the “Company”) notified PricewaterhouseCoopers LLP (“PwC”) that it dismissed PwC as the Company's independent registered public accounting firm, effective immediately.
PwC's reports on the Company's financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company's two most recent fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through March 21, 2013, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with their reports as to financial statements for such years. Also during this same period, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
The Company has provided PwC with the above disclosures, and has requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements made by the Company and, if not, stating the respects in which it does not agree. PwC's letter is being filed as Exhibit 16.1 to this current report on Form 8-K.

(b)	Engagement of New Independent Registered Public Accounting Firm
On March 26, 2013, the Audit Committee engaged KPMG LLP (“KPMG”) as the Company's independent registered public accounting firm, effective immediately. During the Company's two most recent fiscal years ended December 31, 2012 and 2011 and the subsequent interim period through March 26, 2013, neither the Company nor anyone acting on its behalf consulted with KPMG regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Commission dated March 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICREL, INCORPORATED
(the Registrant)

	By:	/s/ Clyde R. Wallin
Clyde R. Wallin
Vice President, Finance and
Human Resources & Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: March 26, 2013

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from PricewaterhouseCoopers LLP to the Commission dated March 26, 2013.

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